UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009 (December 8, 2009)

OPTIMUM INTERACTIVE (USA) LTD. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51587 (Commission File Number)	N/A (IRS Employer Identification No.)

4600 Campus Center Dr., Ste. 106, Newport Beach, CA 92660 Telephone No.: 949-757-0023 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 8, 2009, Optimum Interactive (USA) Ltd. (“Company”), pursuant to unanimous Board resolution, retained the firm of Mark Bailey & Company to serve as the formal SEC audit firm to perform all necessary work related to the Company’s plan to become a full reporting public Company in 2010.

1)           Presentation and vote on Resolution to authorize Board to retain firm was approved by the Board of Directors on December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUM INTERACTIVE (USA) LTD.

Date: December 11, 2009	By:	/s/ Anthony Roth
Anthony Roth
President, CEO